NORTHERN INSTITUTIONAL FUNDS

STATEMENT OF ADDITIONAL INFORMATION

Supplement dated November 1, 2010 to Statement of Additional Information dated April 1, 2010

1.	The tenth line of the table under the section entitled “PORTFOLIO MANAGERS” on page 70 is replaced by the following:

Portfolio	Portfolio Manager(s)

NIF Short Bond Portfolio	Colin A. Robertson and Bradley Camden

2.	The following information is added under the section entitled “PORTFOLIO MANAGERS–Accounts Managed by the Portfolio Managers” on page 70:

The table below discloses accounts within each type of category listed below for which Bradley Camden was jointly and primarily responsible for day-to-day portfolio management as of September 30, 2010.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)

Northern Institutional Funds:	0	$0	0	$0
Northern Funds:	0	$0	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

3.	The following information, as of September 30, 2010, is added under the section entitled “Disclosure of Securities Ownership” on page 75:

Shares Beneficially Owned by		Dollar ($) Range of Shares Beneficially Owned by Portfolio Manager Because of Direct or Indirect Pecuniary Interest

Bradley Camden	Short Bond Portfolio	$0